Exhibit 10.12.2

PACIFIC NORTHWEST DIVISION

Battelle Memorial Institute

Technology Deployment and Outreach

Attention PNNL IP Compliance Office

P.O. Box 999, Mailstop K1-71

902 Battelle Blvd.

Richland, WA 99352

Telephone: [***]

Fax: [***]

Email: [***]

April 24, 2020

LanzaTech, Inc.

Attention: [***]

Illinois Science and Technology Park

8045 Lamon Avenue, Suite 400

Skokie, IL 60077

Telephone: [***]

Email: [***]

VIA E-MAIL

Subject: Agreement Number [***], between Battelle Memorial Institute and LanzaTech, Inc. effective September 13, 2018 as amended by the Letter Amendment 1 dated January 13, 2020

Dear Mr. Burton:

This letter is to clarify Battelle Memorial Institute’s (Battelle) and LanzaTech, Inc.’s (LanzaTech) Agreement Number [***], between Battelle Memorial Institute and LanzaTech, Inc. effective September 13, 2018, as amended by the Letter Amendment 1 dated January 13, 2020 (License Agreement) in the context of LanzaTech’s specific plan to commercialize the licensed products referred to in the License Agreement. LanzaTech is undertaking the commercialization plan through the entity LanzaJet, Inc. (LanzaJet) and the aim of this confirmation is to clarify the following sections of the License Agreement in the context of the specific commercialization plan.

Clarification of Article 6E

1.

Article 6E of the License Agreement (added in January 2020) permits LanzaTech to sublicense to LanzaJet, Inc. all rights granted to and responsibilities of LanzaTech as “Licensee” under the License Agreement. Battelle hereby confirms that this right may be implemented by LanzaTech as follows:

a.	an exclusive grant to LanzaJet of a sublicense and the right to exercise the rights and obligations of the “Licensee” under the License Agreement, including the right to grant sublicenses;
b.

an obligation on LanzaJet to perform the obligations of the “Licensee” as though LanzaJet were the “Licensee” (for instance LanzaJet making payments directly to Battelle of amounts that would otherwise be owed by LanzaTech);

c.	for the purposes of the License Agreement, any act of LanzaJet in accordance with this grant shall be deemed to be acts of the “Licensee” under the License Agreement and any

Agreement Number [***]	2
LanzaTech, Inc.
April 24, 2020

sublicensees of LanzaJet shall be deemed to be “Sublicensees” for the purposes of the License Agreement; and

d.	LanzaTech shall remain responsible to Battelle for the actions and/or omissions of LanzaJet in accordance with Article 6E.
2.	The exclusive grant to LanzaJet set out above and the establishment of LanzaJet and its sublicensees:
a.

will not as of itself be a “sublicensing activity” nor [***], however the activities of LanzaJet thereafter will generate payment obligations to Battelle under the License Agreement as if LanzaJet were LanzaTech; and

b.	will not be an assignment for the purposes of Article 13 of the License Agreement.

Proposed sublicensees

3.

Article 6B of the License Agreement gives Battelle the right to disapprove of the selection of any sublicensee prior to the execution of any sublicensee. We confirm that the following entities are approvable sublicensees: [***]

US Manufacturing Clause

4.	Articles 5 and 6A of the License Agreement require sublicenses to be subject to the US manufacturing requirements. We confirm the following clarification of Articles 5 and 6A:
a.

fuel is not manufactured for use or sale in the US if it is manufactured for a sale in a country other than the US, but once sold in that country and loaded into an aircraft’s fuel tank, any residual unused fuel is carried to the US or consumed in or over US territory; and

b.	the US manufacturing requirements can reasonably be interpreted to include the phrase “or produced through the use of the PATENTS”, to align with the corresponding provision in 35 U.S. Code § 204.

Termination

5.

If the License Agreement is terminated in the circumstances described in Article 6C, the sublicense to LanzaJet and the sublicenses entered into by LanzaJet sublicensing the patents licensed under the License Agreement (including any related flow-down requirements imposed by the License Agreement) will be assigned to Battelle. To the extent the same sublicense agreement contains provisions that do not relate to such licensed patents or compliance with the flow-down requirements of the License Agreement, including a license to any other intellectual property, those other provisions and their corresponding rights and obligations may be severed and need not be assigned to Battelle.

6.

In the unlikely event that LanzaTech becomes insolvent under the circumstances described in Article 9F of the License Agreement, Battelle consents to the assignment of the License Agreement from LanzaTech to LanzaJet, on payment of the applicable fee under Article 13.

Diligence

Agreement Number [***]	3
LanzaTech, Inc.
April 24, 2020

7.	Article 4 of the License Agreement sets out the diligence requirements. We confirm that if LanzaTech’s commercialization plan is executed as currently contemplated:
a.	Article 4B(i) may be satisfied by [***], provided that LanzaJet otherwise satisfies the requirements of the Licensee under Article 4B(i);
b.	Article 4B(ii) may be satisfied by [***], provided that LanzaJet otherwise satisfies the requirements of the Licensee under Article 4B(ii); and
c.	Article 4B(iii) may be satisfied by [***], provided the commercial project otherwise satisfies the requirements of Article 4B(iii).

If you are in agreement with this Letter Amendment 1 Clarification, please indicate your acceptance below and return one copy of this Letter by to:

Battelle Memorial Institute
Technology Deployment and Outreach
Attention PNNL IP Compliance Office
P.O. Box 999, Mailstop K1-71
902 Battelle Blvd.
Richland, WA 99352
Telephone: [***]
Fax: [***]
Email: [***]

Sincerely,

BATTELLE MEMORIAL INSTITUTE		LANZATECH, INC.

BY	/s/ Peter C. Christensen	BY	/s/ Jennifer Holmgren
PRINTED NAME	Peter C. Christensen	PRINTED NAME	Jennifer Holmgren
TITLE	Deputy Director for Licensing	TITLE	CEO
DATE:	4/24/20	DATE:	April 24, 2020